Exhibit 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statements (File Nos. 33-15150, 333-57121, 333-37232, and 333-37236) of our
report dated February 1, 2001, with respect to the financial statements of Glen Rock State Bank, included in the Annual Report on Form 10-K of Community Banks, Inc. for the year ended December 31, 2002.


                                                    /s/ BEARD MILLER COMPANY LLP

Reading, Pennsylvania
March 27, 2003